MESSAGE
TO OUR SHAREHOLDERS

I
   am pleased to bring you the first Investors Mark Series Fund report for the period from November 13, 1997 (commencement) through December 31, 1997. In the future, the Fund will issue two reports per year, with the annual report containing audited financials. The remainder of this and future reports will be devoted to the Portfolio Management Review, in which each subadvisor will discuss investment philosophies, strategies and holdings of their Portfolio. We recommend that you read this report carefully and retain it for future reference.

  The rigorous selection process produced a collection of investment choices that represents each of the major investment disciplines, yet you will notice the Portfolios share common attributes. All are managed by investment firms notable for their investment performance over time, in-depth fundamental investment research, and disciplined, process-oriented approaches to investing. I will regularly monitor and evaluate the investment options based on investment performance, market conditions, and changing customer needs.

  Various marketing and promotional efforts are underway, and we expect assets under management to increase significantly in the coming months. We welcome the new investors who have joined us, and we look forward to continuing our efforts to provide you with consistent, favorable returns in the future.

  Sincerely,

    [/S/ ROBERT N. SAWYER]
Robert N. Sawyer
President

PORTFOLIO MANAGEMENT REVIEW
LARGE CAP VALUE

The stock market goes through cycles of shifting its style preference between growth and value. Although there was a brief shift to value during the third quarter, the problems in East Asia caused a knee-jerk return to the security of the high-quality growth companies that had weakened in the third quarter after dominating the market for so long. Investors' current concerns about the level of the stock market and the more defensive nature of the large capitalization value style may combine to shift market preference the way of the Large Cap Value Portfolio.

  Many of the "nifty 50" stocks that have driven the S&P to new highs are selling at price/earnings (P/E) multiples in the 30s, 40s, 50s and even higher. In the words of an old finance professor, the market is discounting their future cashflows into the hereafter. While these high-quality companies surely deserve to sell at some premium, multiples this high constitute a risk we prefer not to take. That's why we do not own those companies selling over 30 times earnings.

  We look forward to a year of challenge and opportunity. Following three years of stock market returns over 20%, we are not expecting a repeat. Whatever the market throws at us, we will continue to follow our discipline . . . a discipline that we believe can produce a solid, long-term record.

TOP HOLDINGS AS OF 12/31/97

Wallace Computer
Illinova Corp.
Xerox Corp.
National City Corp.
Chase Manhattan Corp.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Large Cap Value........................       (2.86%)

DAVID L. BABSON & CO. INC.

LARGE CAP GROWTH

Investors returned to high-quality, large-cap growth stocks about the same time we opened the Large Cap Growth Portfolio. The turmoil in Asia, market volatility and the fear of a slowdown of worldwide growth in 1998 sent individuals back to the relative safety and earnings predictability of the large-cap growth leaders. This worked in our favor as the pharmaceutical, financial services and consumer product companies all performed well for the Portfolio.

  It is our belief that the Asian currency crisis will exert downward pressure on worldwide economic growth and inflation in 1998. As a result, investors will pay a premium for companies that have shown they can grow earnings in a sluggish economic environment and the companies that make up the Portfolio have historically proven their ability to do so.

  We will continue to emphasize the stocks of issuers we believe are quality growth companies with exceptional earnings growth, superior returns on investment and above-average earnings stability. It is our objective to purchase these stocks at a modest price, relative to future earnings potential, in an effort to capture the positive effect of compounded earnings growth rates.

TOP HOLDINGS AS OF 12/31/97

Cendant Corp.
Travelers Inc.
Federal National Mortgage Association (FNMA)
Gillette Co.
Eli Lilly & Co.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Large Cap Growth.......................       7.10%

STEIN ROE & FARNHAM, INC.

MID CAP EQUITY

The predominant theme throughout the fourth quarter was the market's response to the "Asian crisis." Concern vacillated between lower exports to the region (which would hurt export intensive domestic companies, such as semiconductor capital equipment), and Southeast Asian companies exporting their way out of their difficulties (which could pressure prices of U.S. products and possibly lead to deflation). Although the actual impact of the crisis is not yet evident and is unlikely to be seen in any official government data for several months, we believe the impact from Asia's problems will be felt in the U.S. economy.

  This is a challenging environment for our company-by-company approach to stock selection. We expect to experience a better investing climate going forward as Asian concerns and year-end cross currents work their way through the market. Over the years, we have found that patience pays at these times as persistent dislocation between share prices and company fundamentals is unsustainable. While we concentrate our investments in the stocks of mid-sized U.S. companies, we will continue to look for opportunities across the market cap spectrum.

  Relative to the overall market, we expect modest returns for the Mid Cap Equity Portfolio in 1998. It is possible that concerns about overvaluation of the stock market and the deflationary impact of the economic problems in Korea, Thailand, Malaysia and the rest of Asia could lead to a major decline in stock prices. However, it is more likely that the U.S. economy will lose some vitality to slowing exports, but not enough to cause serious damage. Strong U.S. corporate profitability (which continues to be driven by improved efficiency), low interest rates and abundant liquidity throughout the financial system all support the case for further equity gains.

TOP HOLDINGS AS OF 12/31/97

Schering-Plough
Gannett, Inc.
Ameritech Corp.
British Petroleum
Ford Motor Co.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                             Return Since
                                             Commencement
                                               11/13/97
                                         ---------------------
Mid Cap Equity.........................                 5.07%

STANDISH, AYER & WOOD, INC.

SMALL CAP EQUITY

Small-cap stocks weakened in the fourth quarter following a period of relative outperformance. However, as the quarter progressed the growth potential and valuation characteristics of the Small Cap Equity Portfolio's holdings became more attractive. With three times the earnings growth rate, but at a comparable valuation to large-cap stocks (as measured by the S&P 500 Index), we believe the Portfolio is well positioned for the year ahead.

  In our investment strategy of seeking long-term capital appreciation, we favor companies whose managements have an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

TOP HOLDINGS AS OF 12/31/97

CB Commercial Real Estate Services
Fiserv, Inc.
Metro Networks
Alternative Resources
Interim Services

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Small Cap Equity.......................       (2.80%)

STEIN ROE & FARNHAM, INC.

GROWTH & INCOME

The Growth & Income Portfolio seeks long-term growth of capital and income with minimal fluctuation in market value by investing in large, seasoned companies in sound financial condition that are expected to show above-average price appreciation. During the past year, the stock market enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. We foresee the economy slowing significantly in 1998. While profit growth should also slow, inflation should remain moderate, keeping long-term bond rates below 6%.

  Given the economic climate we are forecasting, equities could still produce positive total returns over the next twelve months. However, companies whose profits and performance usually track the economy and depend on price increases to offset rising costs (such as construction companies), may find it difficult to maintain, much less increase, their profits. While we remain somewhat defensively positioned, we anticipate building up our "economy sensitive" stocks as the economy cools because some of the most attractively priced stocks today fall into that category. We also see the stocks of insurance companies benefiting from industry-wide consolidation and cost-cutting efforts.

  Of course, an extended bull market can affect our investment strategy, but because we emphasize thorough research on each stock we select for the Portfolio, we believe we can produce attractive total returns going forward.

TOP HOLDINGS AS OF 12/31/97

Deere & Co.
Chubb Corp.
Hewlett-Packard Co.
Minnesota Mining & Manufacturing (3M)
H.J. Heinz & Co.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Growth & Income........................        4.25%

LORD, ABBETT & CO.

BALANCED

The Balanced Portfolio continued to build core holdings during the month of December. At fiscal year-end 1997, common stocks comprised 25% of total assets. Stock holdings were concentrated in industry groups believed to have favorable prospects in 1998 and to be relatively immune to the turmoil in Asia. These industries included financial (banks and insurance), defense, retail, drugs, oil service and oil refining. Given our more modest return expectations for the stock market, our targeted asset allocation is roughly 1/3 stocks, 1/3 convertible bonds and 1/3 high-yield corporate bonds. We believe structuring the Portfolio to generate a high component of current income will be beneficial to investors in the coming year.

  Our strategy with convertible securities -- securities with the right to convert to the common stock of the issuers at predetermined prices -- is to target companies whose stock prices and business fundamentals are out of favor but believed to be bottoming. By purchasing those convertible securities offering high current yields, we in a sense "get paid while we wait" for the underlying stock to turn around. The typical holding period is two to three years. We are currently targeting the technology and oil service industries with this strategy.

  The Portfolio is cautiously building exposure to high-yield corporate bonds. The yields available have moved sharply lower and the risk/reward trade-off is much less favorable than in the past several years. The key to success in this market for 1998 will be in using strong fundamental research to locate niche bonds offering both high yields and healthy business fundamentals.

TOP HOLDINGS AS OF 12/31/97

Integrated Device Technologies, 5.50%, 2002
  convertible bond
Wiser Oil Co., 9.50%, 2007 corporate bond
Intevac, Inc., 6.50%, 2004 convertible bond
ICO, Inc., $1.6875 convertible preferred stock
HMT Technology, 5.75%, 2004 convertible bond

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Balanced...............................       0.18%

KORNITZER CAPITAL MANAGEMENT, INC.

INTERMEDIATE FIXED INCOME

The decline in interest rates that occurred in late November through December worked in favor of the Intermediate Fixed Income Portfolio as we moved quickly to invest cash during the start-up phase. The decline in rates was due partly to the turmoil in world markets that began in Asia. Investors took a "flight to quality," snatching up high-grade U.S. bonds and thus raising the prices of bonds while yields, which move in the opposite direction of prices, declined.

  Looking for the most attractive yield spreads in this environment, we targeted U.S. Treasuries and corporate securities. Mortgage-backed securities offered a mixed bag of attractive returns, along with significant risks of prepayments and refinancings. Accordingly, we structured the Portfolio with an overweighting in U.S. Treasuries and corporate bonds and an underweighting in mortgage-backed securities.

  Going forward, we expect to further diversify the Portfolio by introducing asset-backed securities, bank bonds and Yankee bonds (obligations of foreign governments and corporations issued in the U.S.). We foresee no recession nor major alteration in interest rates, so our emphasis will be on securing superior current yield and emphasizing careful credit analysis in keeping with our goal of seeking a high level of current income while maintaining liquidity and stability of principal.

TOP HOLDINGS AS OF 12/31/97

U.S. Treasury Notes, 5.625%, 11/30/98
U.S. Treasury Notes, 6.25%, 10/31/01
U.S. Treasury Bonds, 8.125%, 8/15/19
FNMA, 7%, 11/1/27
FHLMC, 6%, 4/1/11

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Intermediate Fixed Income..............       1.27%

STANDISH, AYER & WOOD, INC.

GLOBAL FIXED INCOME

The investment objective of the Global Fixed Income Portfolio is to maximize total return and generate a market level of return while preserving both liquidity and principal. With this in mind, we structured the Portfolio with an overweighting in the dollar bloc nations, a modest underweighting in Europe and a sizable underweighting in Japan. In addition, we kept the duration slightly longer than the benchmark index, the J.P. Morgan Global Hedged Index, to take advantage of falling interest rates resulting from the strong flight to quality that took place in the fourth quarter.

  Looking forward, we believe that slower economic growth and lower inflation in most countries will have a positive influence on the bond markets. We will maintain a long duration relative to the index as long as this favorable environment exists and we will maintain our weightings as stated above. Within Europe, we favor Germany and markets such as the U.K. that offer attractive spreads relative to Germany, yet will not be participating in the first round of monetary union that begins January 1, 1999. We will also continue to follow our policy of hedging currency exposure into the U.S. dollar to minimize volatility in investment results.

TOP HOLDINGS AS OF 12/31/97

U.S. Treasury Notes, 5.625%, 11/30/98
U.S. Treasury Notes, 6.25%, 10/31/01
U.S. Treasury Notes, 8.125%, 8/15/19
Swedish Government Bond, 6%, 2/9/05
Australian Government Bond, 9%, 9/15/04

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Global Fixed Income....................       1.70%

STANDISH INTERNATIONAL MANAGEMENT CO., L.P.

MONEY MARKET

The Money Market Portfolio had a good start-up during the month of November as we invested the initial funds within the first few days of management. In the very short end of the yield curve, interest rates remained constant or even rose modestly during the month of December and we were able to invest funds from maturities to take advantage of the somewhat higher rates. The Portfolio is currently a little over $1 million consisting of three different government agency issuers with an average maturity of approximately 80 days.

  Going forward, the Portfolio will continue to invest primarily in U.S. Treasury and agency securities, focusing more on the higher yielding agencies to build in a yield advantage over other money market portfolios. We expect no major movements in interest rates over the next few months as investors sort out the future direction of the economy and of Federal Reserve Board policy and their impact on the short end of the yield curve. We will continue to work toward our goal of earning the highest possible level of current income while preserving capital and maintaining liquidity.

  Money market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

TOP HOLDINGS AS OF 12/31/97

FHLMC, 5.80%, 1/5/98
FHLMC, 5.42%, 1/21/98
FHLMC, 5.52%, 7/21/98

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Return Since
                                         Commencement
                                           11/13/97
                                         ------------
Money Market...........................       0.71%

STANDISH, AYER & WOOD, INC.

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN
ORIGINAL COST.

LARGE CAP
VALUE

STATEMENT OF NET ASSETS
December 31, 1997

 SHARES    COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------
COMMON STOCKS -- 97.19%
BASIC MATERIALS -- 4.34%
   1,000   duPont (E.I.) deNemours & Co.....................   $     60,062
   1,300   Millennium Chemicals, Inc........................         30,631
     500   USX-U.S. Steel Group.............................         15,489
                                                              -------------
                                                                    106,182
CAPITAL GOODS -- 4.54%
   1,300   Dana Corp........................................         61,750
     500   Lockheed Martin Corp.............................         49,250
                                                              -------------
                                                                    111,000
CONSUMER CYCLICAL -- 12.20%
   1,100   Harcourt General, Inc............................         60,225
   4,900   K mart Corp......................................         56,656
   2,500   The Limited, Inc.................................         63,750
     900   Penney (J.C.), Inc...............................         54,281
   1,400   Sears, Roebuck & Co..............................         63,350
                                                              -------------
                                                                    298,262
ENERGY -- 5.06%
     800   Atlantic Richfield Co............................         64,100
   1,100   Royal Dutch Petroleum Co.........................         59,606
                                                              -------------
                                                                    123,706
FINANCIAL -- 27.48%
     800   Aetna, Inc.......................................         56,450
     700   Allstate Corp....................................         63,613
     700   American Express Co..............................         62,475
     600   Chase Manhattan Corp.............................         65,700
     300   General Re Corp..................................         63,600
   1,000   National City Corp...............................         65,750
     400   SLM Holding Corp.................................         55,650
   1,200   Student Loan Corp................................         59,250
     600   Transamerica Corp................................         63,900
   1,100   Travelers Group, Inc.............................         59,263
     500   U.S. Bancorp.....................................         55,969
                                                              -------------
                                                                    671,620
HEALTH CARE -- 5.22%
   1,900   Tenet Healthcare Corp.*..........................         62,937
   1,300   United Healthcare Corp...........................         64,594
                                                              -------------
                                                                    127,531
MISCELLANEOUS -- 27.25%
   1,200   Boeing Co........................................         58,725
   1,600   Diageo PLC.......................................         60,600
   1,200   Hanson PLC, ADR..................................         27,675
   2,500   Illinova Corp....................................         67,344
     400   Martin Marietta Materials, Inc...................         14,625
   2,500   Overseas Shipholding Group, Inc..................         54,531
   1,400   Potlatch Corp....................................         60,200
   2,000   Reebok International Ltd.*.......................         57,625
   1,800   Wallace Computer Services, Inc...................         69,975
   1,300   Weyerhaeuser Co..................................         63,782
   2,000   Willamette Industries, Inc.......................         64,375
     900   Xerox Corp.......................................         66,431
                                                              -------------
                                                                    665,888
TECHNOLOGY -- 4.98%
   4,500   Apple Computer, Inc.*............................         59,062
     600   International Business Machines Corp.............         62,738
                                                              -------------
                                                                    121,800


 SHARES    COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------

TRANSPORTATION & SERVICES -- 3.57%
     500   CSX Corp.........................................         26,744
   1,600   KLM Royal Dutch Airlines.........................         60,400
                                                              -------------
                                                                     87,144
UTILITIES -- 2.55%
   1,500   Texas Utilities Co...............................         62,344
                                                              -------------

TOTAL COMMON STOCKS
(Cost $2,453,304)...........................................      2,375,477
                                                              -------------

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.50%
$110,000   UMB Bank, n.a., 5.80% due 1/2/98 (Collateralized
               by $112,234
               U.S. Treasury Notes, 5.875%
               due 2/28/99)
               (Cost $110,000)..............................        110,000
                                                              -------------

TOTAL INVESTMENTS -- 101.69%
(Cost $2,563,304)...........................................   $  2,485,477

Other assets less liabilities -- (1.69%)....................        (41,367)
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.69 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 252,144 shares outstanding).....................   $  2,444,110
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $2,563,304. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $77,827, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $30,632 AND UNREALIZED DEPRECIATION OF $108,459.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
6

LARGE CAP
GROWTH

STATEMENT OF NET ASSETS
December 31, 1997

SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 96.74%
CONSUMER CYCLICAL -- 12.85%
  500    Disney (Walt) Co.................................   $     49,531
  900    General Electric Co..............................         66,039
1,000    Home Depot, Inc..................................         58,875
  800    Illinois Tool Works, Inc.........................         48,100
  800    Kohl's Corp.*....................................         54,500
                                                            -------------
                                                                  277,045
CONSUMER STAPLES -- 11.95%
  900    Coca-Cola Co.....................................         59,962
  700    Gillette Co......................................         70,306
1,400    Philip Morris Cos., Inc..........................         63,438
  800    Procter & Gamble Co..............................         63,850
                                                            -------------
                                                                  257,556
ENERGY -- 7.70%
1,100    Baker Hughes, Inc................................         47,988
1,100    ENSCO International, Inc.........................         36,850
1,200    Marine Drilling Co.*.............................         24,900
  700    Schlumberger Ltd.................................         56,350
                                                            -------------
                                                                  166,088
FINANCIAL -- 19.06%
  700    American Express Co..............................         62,475
  500    American International Group, Inc................         54,375
  400    Citicorp.........................................         50,575
1,300    Federal National Mortgage Assn...................         74,181
  900    Schwab (Charles) Corp............................         37,744
1,500    Travelers Group, Inc.............................         80,813
  150    Wells Fargo & Co.................................         50,916
                                                            -------------
                                                                  411,079
HEALTH CARE -- 14.73%
  800    Johnson & Johnson................................         52,700
1,000    Lilly (Eli) & Co.................................         69,625
1,200    Medtronic, Inc...................................         62,775
  500    Merck & Co., Inc.................................         53,125
  600    Pfizer, Inc......................................         44,736
  700    United Healthcare Corp...........................         34,781
                                                            -------------
                                                                  317,742
MISCELLANEOUS -- 9.51%
3,200    Cendant Corp.*...................................        110,015
1,000    First Data Corp..................................         29,250
1,300    Paychex, Inc.....................................         65,813
                                                            -------------
                                                                  205,078


SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------

TECHNOLOGY -- 20.94%
1,200    Cisco Systems, Inc.*.............................         66,900
1,300    Ericsson (L.M.) Telephone Cl. B..................         48,506
  600    Intel Corp.......................................         42,150
  600    Lucent Technologies..............................         47,925
  400    Microsoft Corp.*.................................         51,700
  800    Motorola, Inc....................................         45,650
1,000    Tellabs, Inc.*...................................         52,875
1,000    Thermo Electron Corp.*...........................         44,500
1,700    WorldCom, Inc.*..................................         51,425
                                                            -------------
                                                                  451,631
                                                            -------------

TOTAL INVESTMENTS -- 96.74%
(Cost $1,946,054).........................................   $  2,086,219

Other assets less liabilities -- 3.26%....................         70,282
                                                            -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.71 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 201,448 shares outstanding)...................   $  2,156,501
                                                            -------------
                                                            -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $1,946,054. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $140,165, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $176,333 AND UNREALIZED DEPRECIATION OF $36,168.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MID CAP
EQUITY

STATEMENT OF NET ASSETS
December 31, 1997

SHARES    COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 98.60%
BASIC MATERIALS -- 1.77%
   300    Lubrizol Corp....................................   $     11,062
 1,000    Lyondell Petrochemical...........................         26,500
                                                             -------------
                                                                    37,562
CAPITAL GOODS -- 13.11%
   400    Caterpillar, Inc.................................         19,425
   500    Deere & Co.......................................         29,156
   800    Ford Motor Co....................................         38,950
   600    Ingersoll-Rand Co................................         24,300
   300    PACCAR, Inc......................................         15,750
   200    Precision Castparts Corp.........................         12,062
   400    Raychem Corp.....................................         17,225
   600    SCI Systems, Inc.*...............................         26,137
   300    Southdown, Inc...................................         17,700
   200    Sundstrand Corp..................................         10,075
   100    Thiokol Corp.....................................          8,125
   500    Timken Co........................................         17,187
   300    USG Corp.*.......................................         14,700
   800    USX-Marathon Group...............................         27,000
                                                             -------------
                                                                   277,792
CONSUMER CYCLICAL -- 14.88%
   200    Airborne Freight.................................         12,426
   300    Alberto-Culver Co................................          9,619
   200    Albertson's Inc..................................          9,476
   300    CompUSA, Inc.*...................................          9,300
   500    Deluxe Corp......................................         17,250
   200    Federated Department Stores*.....................          8,613
   700    Gannett, Inc.....................................         43,269
   500    GTECH Holdings Corp.*............................         15,969
   400    Gymboree Corp....................................         10,950
   200    Jones Apparel Group, Inc.*.......................          8,600
   300    Liz Claiborne, Inc...............................         12,544
   700    Nautica Enterprises*.............................         16,276
   300    Navistar International*..........................          7,360
   200    Richfood Holdings, Inc...........................          5,650
   600    Ross Stores, Inc.................................         21,826
   600    Safeway, Inc.*...................................         37,950
   400    Sysco Corp.......................................         18,226
   300    TJX Cos., Inc....................................         10,313
   500    Tommy Hilfiger Corp.*............................         17,563
   300    Xerox Corp.......................................         22,144
                                                             -------------
                                                                   315,324
CONSUMER STAPLES -- 16.77%
   300    Avery Dennison Corp..............................         13,425
   300    Bergen Brunswig Cl. A............................         12,637
   400    Bristol-Myers Squibb.............................         37,850
   100    Clorox Co........................................          7,906
   300    Coors (Adolph) Cl. B.............................          9,975
   400    Dexter Corp......................................         17,275
   500    Dole Food Co.....................................         22,875
   200    Hershey Foods Corp...............................         12,387
 1,000    Interstate Bakeries Corp.........................         37,375
   200    Lear Corp.*......................................          9,500
   400    Oakwood Homes....................................         13,275
   700    Owens-Illinois*..................................         26,556
   600    Philip Morris Co., Inc...........................         27,187
 1,000    Schering-Plough..................................         62,125
   300    Universal Foods..................................         12,675
 1,000    Watson Pharmaceuticals, Inc.*....................         32,437
                                                             -------------
                                                                   355,460


SHARES    COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------

ENERGY -- 7.19%
   500    British Petroleum ADR............................         39,843
   200    Camco International, Inc.........................         12,737
   200    Coastal Corp.....................................         12,387
   400    ENSCO International*.............................         13,400
   500    Global Marine, Inc.*.............................         12,250
   300    Pennzoil Co......................................         20,043
   600    Phillips Petroleum Co............................         29,175
   400    USX-U.S. Steel Group.............................         12,500
                                                             -------------
                                                                   152,335
FINANCIAL -- 21.79%
   100    Ahmanson (H.F.) & Co.............................          6,694
   500    BankAmerica Corp.................................         36,500
   600    Bear Stearns Cos.................................         28,500
   100    Citicorp.........................................         12,644
   100    Comerica, Inc....................................          9,026
   700    Conseco, Inc.....................................         31,807
   300    Duke Reality Investments.........................          7,276
   100    FelCor Suite Hotels, Inc.........................          3,550
   500    First Union Corp.................................         25,626
   300    Golden West Financial Co.........................         29,344
   900    Money Store, The.................................         18,900
   200    Old Republic International Corp..................         14,912
   800    Omnicom Group....................................         33,900
   100    PMI Group, The...................................          7,202
   400    Prentiss Properties Trust........................         11,175
   300    SouthTrust Corp..................................         19,031
   700    Standard & Poor's 500 Depository Receipts........         67,857
   300    Starwood Lodging Trust...........................         17,362
   200    Stewart Enterprises, Inc. Cl. A..................          9,325
   500    SunAmerica, Inc..................................         21,375
   600    Torchmark Corp...................................         25,237
   450    Travelers Group, Inc.............................         24,243
                                                             -------------
                                                                   461,486
HEALTH CARE -- 3.62%
 1,300    Biomet, Inc.*....................................         33,312
   400    Health Care & Retirement*........................         16,100
   200    Shared Medical Systems...........................         13,200
   300    Sybron Corp.*....................................         14,081
                                                             -------------
                                                                    76,693
TECHNOLOGY -- 9.03%
   500    Aeroquip-Vickers, Inc............................         24,531
   400    Cadence Designs System, Inc.*....................          9,800
   500    Compaq Computer Corp.............................         28,218
   600    Computer Assoc. Int'l Inc........................         31,725
   500    Harris Corp......................................         22,937
   600    Storage Technology*..............................         37,162
   800    Symantec Corp.*..................................         17,550
   500    Tech Data Corp.*.................................         19,437
                                                             -------------
                                                                   191,360

SHARES    COMPANY                                            MARKET VALUE
--------------------------------------------------------------------------
TRANSPORTATION & SERVICES -- 3.45%
   400    Tidewater, Inc...................................         22,050
   200    UAL Corp.*.......................................         18,500
   400    U S Airways Group, Inc.*.........................         25,000
   300    Yellow Corp......................................          7,537
                                                             -------------
                                                                    73,087
UTILITIES -- 6.99%
   500    Ameritech Corp...................................         40,250
   300    Bell Atlantic Corp...............................         27,300
   500    BellSouth Corp...................................         28,156
   200    Century Telephone Enterprises....................          9,962
   800    Cincinnati Bell, Inc.............................         24,800
   300    FPL Group, Inc...................................         17,756
                                                             -------------
                                                                   148,224

TOTAL COMMON STOCKS
(Cost $1,996,905)..........................................      2,089,323
                                                             -------------


 FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.90%
$19,000   State Street Bank and Co., 4.25% due 1/02/98
              (Collateralized by $20,149 U.S. Treasury
              Notes, 5.625% due 10/31/99)
              (Cost $19,000)...............................         19,000
                                                             -------------

TOTAL INVESTMENTS -- 99.50%
(Cost $2,015,905)..........................................   $  2,108,323

Other assets less liabilities -- 0.50%.....................         10,592
                                                             -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.49 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 201,972 shares outstanding)....................   $  2,118,915
                                                             -------------
                                                             -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $2,015,905. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $92,418, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $130,025 AND UNREALIZED DEPRECIATION OF $37,607.
* NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SMALL CAP
EQUITY

STATEMENT OF NET ASSETS
December 31, 1997

SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 97.04%
BASIC MATERIALS -- 6.91%
2,100    ChemFirst, Inc...................................   $     59,325
1,800    Chirex, Inc.*....................................         31,725
3,500    Nanophase Technologies*..........................         44,406
                                                            -------------
                                                                  135,456
CONSUMER CYCLICAL -- 15.95%
1,800    CMP Media, Inc. CL. A*...........................         31,050
2,400    Metro Networks*..................................         78,600
1,800    Nu Skin Asia Pacific Cl. A*......................         32,850
1,500    Superior Industries Intl., Inc...................         40,219
1,800    Triarc Cos. Cl. A*...............................         49,050
2,200    US Central European Media*.......................         55,550
1,600    USA Floral Products*.............................         25,200
                                                            -------------
                                                                  312,519
ENERGY -- 6.40%
  700    Barrett Resources Co.*...........................         21,175
  800    Devon Energy Corp................................         30,800
  900    Hanover Compressor*..............................         18,394
3,600    Meridian Resource Co.*...........................         34,425
  700    Renaissance Energy*..............................         20,651
                                                            -------------
                                                                  125,445
FINANCIAL -- 28.45%
2,700    C B Commercial Real Estate Services*.............         86,906
1,700    Fiserv, Inc.*....................................         83,513
  300    Investors Financial Services.....................         13,800
1,200    LaSalle Partners*................................         42,750
2,800    Meadowbrook Insurance Group......................         72,975
  100    National Bancorp Alaska..........................         12,650
1,500    Paula Financial*.................................         34,500
2,300    Reckson Associates Realty........................         58,363
1,100    Security Capital Group*..........................         35,750
1,100    Spieker Properties...............................         47,163
1,300    SPSS, Inc.*......................................         25,025
1,700    20th Century Industries..........................         44,200
                                                            -------------
                                                                  557,595
HEALTH CARE -- 13.49%
2,700    Biosource International*.........................         17,212
1,100    Ligand Pharmaceutical*...........................         14,162
  900    Schein (Henry), Inc.*............................         31,500
1,600    Sola International*..............................         52,000
  800    Teva Pharmaceutical Industries ADR...............         37,850
1,500    Urologix, Inc.*..................................         27,187
2,700    Uroquest Medical Corp.*..........................          7,088
2,100    Xomed Surgical Products*.........................         50,400
1,500    Young Innovations, Inc.*.........................         27,000
                                                            -------------
                                                                  264,399
MISCELLANEOUS -- 14.04%
3,400    Alternative Resources*...........................         78,413
1,000    American Itailian Pasta Cl. A*...................         25,000
2,200    Ballantyne of Omaha*.............................         39,600
1,400    COREStaff, Inc.*.................................         37,100
  600    G & K Services, Inc..............................         25,200
2,700    Interim Services, Inc.*..........................         69,862
                                                            -------------
                                                                  275,175


SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------

TECHNOLOGY -- 10.74%
3,100    AVX Corp.........................................         57,157
1,500    Barra, Inc.......................................         36,187
1,000    Computer Products, Inc.*.........................         22,625
1,000    Danka Business Systems ADR.......................         15,937
  200    Fisher Cos.*.....................................         24,000
1,500    Kent Electronics Corp.*..........................         37,687
1,200    Sheldahl, Inc.*..................................         16,800
                                                            -------------
                                                                  210,393
UTILITIES -- 1.06%
1,200    Western Wireless Cl. A*..........................         20,850
                                                            -------------

TOTAL INVESTMENTS -- 97.04%
(Cost $1,953,297).........................................   $  1,901,832

Other assets less liabilities -- 2.96%....................         57,914
                                                            -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.72 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 201,621 shares outstanding)...................   $  1,959,746
                                                            -------------
                                                            -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $1,953,297. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $51,465, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $77,994 AND UNREALIZED DEPRECIATION OF $129,459.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
10

GROWTH AND
INCOME

STATEMENT OF NET ASSETS
December 31, 1997

SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 95.23%
BASIC MATERIALS -- 4.92%
  525    Bowater, Inc.....................................   $     23,329
  200    Dow Chemical Co..................................         20,300
  675    Lyondell Petrochemical...........................         17,888
  325    Rohm & Haas Co...................................         31,119
  350    USX-U.S. Steel Group.............................         10,937
                                                            -------------
                                                                  103,573
CAPITAL GOODS -- 9.57%
1,100    Deere & Co.......................................         64,144
  275    Eaton Corp.......................................         24,544
  600    Emerson Electric Co..............................         33,863
  700    Fort James Corp..................................         26,775
  275    Georgia-Pacific Corp.............................         16,706
  625    International Paper..............................         26,953
   38    Raytheon.........................................          1,876
  275    Timber Group.....................................          6,239
                                                            -------------
                                                                  201,100
CONSUMER CYCLICAL -- 9.88%
  900    Corning, Inc.....................................         33,413
  675    Deluxe Corp......................................         23,287
  600    General Motors Corp..............................         36,375
  600    Liz Claiborne, Inc...............................         25,088
  100    Penney (J.C.), Inc...............................          6,031
  525    Toys "R" Us, Inc.*...............................         16,505
  350    V.F. Corp........................................         16,078
  800    Wal-Mart Stores, Inc.............................         31,550
  350    Whirlpool Corp...................................         19,250
                                                            -------------
                                                                  207,577
CONSUMER STAPLES -- 12.97%
  800    Archer-Daniels-Midland...........................         17,350
1,250    ConAgra, Inc.....................................         41,016
  200    Crown Cork & Seal Inc............................         10,025
1,000    Fortune Brands, Inc..............................         37,062
  925    Heinz (H.J.) Co..................................         47,002
  450    International Flavor & Fragrances................         23,175
  900    Kimberly-Clark Corp..............................         44,381
  200    Pioneer Hi-Bred International....................         21,450
  550    Sara Lee Corp....................................         30,972
                                                            -------------
                                                                  272,433
ENERGY -- 7.19%
  501    Coastal Corp.....................................         31,031
  200    Chevron Corp.....................................         15,400
  500    ENI S.p.A. ADS ADR...............................         28,531
  600    Mobil Corp.......................................         43,313
  450    SBC Communications, Inc..........................         32,962
                                                            -------------
                                                                  151,237
FINANCIAL -- 21.03%
  225    Aegon............................................         20,166
  200    Aetna, Inc.......................................         14,113
  625    American General Corp............................         33,789
  200    BankAmerica Corp.................................         14,600
  300    BankBoston Corp..................................         28,181
  200    Chase Manhattan Corp.............................         21,900
  750    Chubb Corp.......................................         56,719
  100    Cigna Corp.......................................         17,306
  250    Comerica, Inc....................................         22,563
  350    First Chicago NBD................................         29,225
  300    First Union Corp.................................         15,375
  300    Mellon Bank Corp.................................         18,187
  550    Morgan Stanley, Dean Witter......................         32,519
  550    Providian Financial Corp.........................         24,853
  250    St. Paul Cos.....................................         20,515
  300    Transamerica Corp................................         31,950
  625    Washington Mutual................................         39,883
                                                            -------------
                                                                  441,844


SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------

HEALTH CARE -- 5.43%
  450    American Home Products...........................         34,425
  775    Baxter International.............................         39,089
  550    SmithKline Beecham...............................         28,291
  100    Warner-Lambert Co................................         12,400
                                                            -------------
                                                                  114,205
MISCELLANEOUS -- 4.08%
  600    Minnesota Mining & Manufacturing.................         49,237
  800    Sonat, Inc.......................................         36,600
                                                            -------------
                                                                   85,837
TECHNOLOGY -- 7.86%
  550    EMC Corp.........................................         15,090
  800    Hewlett-Packard Co...............................         50,000
  375    International Business Machines..................         39,211
  725    Motorola, Inc....................................         41,370
1,000    Seagate Technology, Inc.*........................         19,250
                                                            -------------
                                                                  164,921
UTILITIES -- 12.30%
  950    Baltimore Gas & Electric.........................         32,359
  325    Bell Atlantic Corp...............................         29,575
  825    Carolina Power & Light...........................         35,011
  700    CINergy Corp.....................................         26,819
  550    Consolidated Natural Gas.........................         33,275
  575    Duke Power Co....................................         31,841
  800    First Energy Corp................................         23,200
  550    FPL Group........................................         32,553
  500    PacifiCorp.......................................         13,656
                                                            -------------
                                                                  258,289
TOTAL COMMON STOCKS
(Cost $1,916,766).........................................      2,001,016
                                                            -------------

CONVERTIBLE PREFERRED STOCKS -- 2.90%
  400    Aetna, Inc.......................................         28,600
  500    Occidental Petroleum.............................         32,375
                                                            -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $62,803)............................................         60,975
                                                            -------------

TOTAL INVESTMENTS -- 98.13%
(Cost $1,979,569).........................................   $  2,061,991

Other assets less liabilities -- 1.87%....................         39,153
                                                            -------------

TOTAL NET ASSETS --100.00%
(equivalent to $10.41 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 201,751 shares outstanding)...................   $  2,101,144
                                                            -------------
                                                            -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $1,979,569. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $82,422, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $125,973 AND UNREALIZED DEPRECIATION OF $43,551.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BALANCED

STATEMENT OF NET ASSETS
December 31, 1997

 SHARES    COMPANY                                            MARKET VALUE
 --------------------------------------------------------------------------
COMMON STOCKS -- 24.64%
BASIC MATERIALS -- 3.49%
     400   Aluminum Company of America......................   $     28,150
     900   Republic Group, Inc..............................         14,737
   1,000   Texas Industries, Inc............................         45,000
                                                              -------------
                                                                     87,887
CAPITAL GOODS -- 4.86%
   1,000   Blount International, Inc........................         26,687
     500   Cummins Engine, Inc..............................         29,531
     200   Lockheed Martin Corp.............................         19,700
     500   TRW, Inc.........................................         26,688
     500   York International Corp..........................         19,781
                                                              -------------
                                                                    122,387
CONSUMER CYCLICAL -- 3.24%
     500   Chrysler Corp....................................         17,594
   1,000   Dillard's, Inc...................................         35,250
   1,000   K mart Corp......................................         11,562
     500   Modine Manufacturing Co..........................         17,062
                                                              -------------
                                                                     81,468
CONSUMER STAPLES -- 0.62%
   1,000   Pilgram's Pride Corp.............................         15,563
                                                              -------------

ENERGY -- 7.45%
     500   Coastal Corp.....................................         30,969
   1,500   McDermott Intl., Inc.............................         54,938
   1,500   United Meridian Corp.*...........................         42,188
   7,500   Wainoco Oil Corp.*...............................         59,531
                                                              -------------
                                                                    187,626
FINANCIAL -- 2.79%
     300   Chase Manhattan Corp.............................         32,850
     500   Fleet Financial Group............................         37,469
                                                              -------------
                                                                     70,319
TECHNOLOGY -- 1.15%
   1,500   Seagate Technology, Inc.*........................         28,875
                                                              -------------

UTILITIES -- 1.04%
     500   GTE Corp.........................................         26,125
                                                              -------------

TOTAL COMMON STOCKS
(Cost $637,936).............................................        620,250
                                                              -------------
CONVERTIBLE PREFERRED STOCKS -- 7.58%
   1,500   Best Buy Cap LP..................................         74,062
   4,000   ICO, Inc.........................................         91,000
     500   K Mart Financing.................................         25,813
                                                              -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $183,550).............................................        190,875
                                                              -------------


  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
CORPORATE BONDS -- 9.57%
$ 50,000   Argosy Gaming Co.,
               13.25% due 6/01/04...........................         52,500
  50,000   CompUSA, 9.5% due 6/15/20........................         51,250
  40,000   K mart Funding, Series G,
               9.44% due 12/01/14...........................         38,650
 100,000   Wiser Oil Co., 9.5% due 5/15/07..................         98,500
                                                              -------------

TOTAL CORPORATE BONDS
(Cost $240,625).............................................        240,900
                                                              -------------

CONVERTIBLE CORPORATE BONDS -- 15.59%
  55,000   Allwaste, Inc., 7.25% due 6/01/14................         53,075
 100,000   HMT Technology, 5.75% due 1/15/04................         88,125
 125,000   Integrated Device Technologies,
               5.5% due 6/01/02.............................        105,782
 100,000   Intevac, Inc., cv, 6.5% due 3/01/04..............         92,500
  53,000   Wainoco Oil, 7.75% due 6/01/14...................         53,066
                                                              -------------

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $392,642).............................................        392,548
                                                              -------------

U.S. GOVERNMENT SECURITIES -- 21.85%
 550,000   U.S. Treasury Bill,
               4.473% due 1/22/98
               (Cost $550,000)..............................        550,000
                                                              -------------

REPURCHASE AGREEMENT -- 20.65%
 520,000   UMB Bank, n.a., 5.80% due 1/02/98 (Collateralized
               by $530,838 U.S. Treasury Notes,
               5.875% due 2/28/99)
               (Cost $520,000)..............................        520,000
                                                              -------------

TOTAL INVESTMENTS -- 99.88%
(Cost $2,524,753)...........................................   $  2,514,573

Other assets less liabilities -- 0.12%......................          3,125
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $9.96 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 252,689 shares outstanding).....................   $  2,517,698
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $2,524,753. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $10,180, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $34,412 AND UNREALIZED DEPRECIATION OF $44,592.
 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
12

INTERMEDIATE
FIXED INCOME

STATEMENT OF NET ASSETS
December 31, 1997

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
CORPORATE BONDS -- 25.80%
$ 50,000   Bradley Operating LP,
               7.00% due 11/15/04...........................   $     50,158
  75,000   Crescent Real Estate,
               7.125% due 9/15/07...........................         76,189
  50,000   Criimi Mae, Inc., 9.125% due 12/01/02............         50,438
  50,000   Lehman Brothers, med. term nts.,
               6.625% due 12/27/02..........................         50,259
  50,000   MMI Cap Trust, nts.,
               7.625% due 12/15/27..........................         50,442
  75,000   Simon Debartolo, med. term nts,
               7.125% due 6/24/05...........................         76,428
  25,000   Southland Corp., deb. nts.,
               4.50% due 6/15/04............................         20,375
  50,000   Tenet Healthcare Corp.,
               8.00% due 1/15/05............................         51,250
  50,000   Upm-Kymmene Corp., nts.,
               7.45% due 11/26/27...........................         50,475
  50,000   USA Waste Services, Inc.,
               6.509% due 12/15/02..........................         49,926
                                                              -------------

TOTAL CORPORATE BONDS
(Cost $522,025).............................................        525,940
                                                              -------------

GOVERNMENT SPONSORED -- 14.72%
 150,870   Federal Home Loan Mortgage Corp.
               6.00% due 4/01/11............................        148,807
 149,888   Federal National Mortgage Assn.
               7.00% due 11/01/27...........................        151,174
                                                              -------------

TOTAL GOVERNMENT SPONSORED
(Cost $298,493).............................................        299,981
                                                              -------------

U.S. GOVERNMENT SECURITIES -- 57.36%
           U.S. Treasury Notes
 450,000       5.625% due 11/30/98..........................        450,140
 325,000       6.25% due 10/31/01...........................        330,789
  75,000       5.75% due 8/15/03............................         75,094
           U.S. Treasury Bond...............................
 250,000       8.125%, due 8/15/19..........................        312,969
                                                              -------------

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $1,163,113)...........................................      1,168,992
                                                              -------------


  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.08%
  22,000   State Street Bank and Trust Co., 4.25% due
               1/02/98 (Collateralized by $25,297 U.S.
               Treasury Notes,
               8.125% due 5/15/21)
               (Cost $22,000)...............................         22,000
                                                              -------------

TOTAL INVESTMENTS -- 98.96%
(Cost $2,005,631)...........................................   $  2,016,913

Other assets less liabilities -- 1.04%......................         21,125
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.06 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 202,552 shares outstanding).....................   $  2,038,038
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $2,006,361. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $10,552, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $10,762 AND UNREALIZED DEPRECIATION OF $210.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL FIXED
INCOME

STATEMENT OF NET ASSETS
December 31, 1997

    FACE
  AMOUNT*      DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------
CORPORATE BONDS -- 17.96%
ITALY -- 3.03%
$235,000,000   BTPS, 7.25% due 11/01/26**.......................   $    154,626
                                                                  -------------

UNITED KINGDOM -- 5.99%
      50,000   Birmghm Mdshre Bld Soc, 9.125% due 1/05/06.......         91,412
      50,000   Northern Rock, nts., 9.375% due 10/17/21.........        100,340
      50,000   P & O Steam Nav, deb nts., 11.50% due 7/03/14....        113,658
                                                                  -------------
                                                                        305,410
UNITED STATES -- 8.94%
      50,000   Bradley Operating LP, 7.00% due 11/15/04.........         50,158
      75,000   Crescent Real Estate, 7.125% due 9/15/07.........         76,189
      50,000   Criimi Mae Inc., 9.125% due 12/01/02.............         50,438
      50,000   Lehman Brothers, med. term nts., 6.625% due
                   12/27/02.....................................         50,258
      50,000   MMI Cap Trust, nts., 7.625% due 12/15/27.........         50,442
      75,000   Simon Debartolo, med. term nts., 7.125% due
                   6/24/05......................................         76,428
      50,000   Tenet Healthcare Corp., 8.00% due 1/15/05........         51,250
      50,000   UPM-Kymmene Corp., nts., NC, 7.45% due
                   11/26/27.....................................         50,474
                                                                  -------------
                                                                        455,637

TOTAL CORPORATE BONDS
(Cost $904,495).................................................        915,673
                                                                  -------------

GOVERNMENT BONDS -- 40.08%
AUSTRALIA -- 6.00%
     250,000   Australian Govt., bond, 9.00% due 9/15/04........        190,674
     150,000   Australian Govt., nts., 10.00% due 10/15/02......        115,080
                                                                  -------------
                                                                        305,754
DENMARK -- 3.36%
   1,075,000   Denmark Govt., 7.00% due 12/15/04................        171,546
                                                                  -------------

GERMANY -- 8.78%
     250,000   Deutschland Republic, 6.00% due 1/04/07..........        145,572
     220,000   Deutschland Republic, 7.375% due 1/03/05.........        137,679
     275,000   Deutschland Republic, 6.50% due 7/15/03..........        164,273
                                                                  -------------
                                                                        447,524
JAPAN -- 4.66%
  13,000,000   Italy Euroyen, nts., 5.125% due 7/29/03..........        118,815
  13,000,000   Spanish Kingdom Euroyen, 5.75% due 3/23/02.......        118,563
                                                                  -------------
                                                                        237,378

    FACE
  AMOUNT*      DESCRIPTION                                        MARKET VALUE
     --------------------------------------------------------------------------
NEW ZEALAND -- 4.40%
     210,000   Federal National Mortgage Assn., nts., 7.25% due
                   6/20/02......................................        119,619
     180,000   New Zealand Govt., nts., 7.00% due 7/15/09.......        104,731
                                                                  -------------
                                                                        224,350
SWEDEN -- 3.74%
   1,500,000   Sweden Kingdom, 6.00% due 2/09/05................        190,768
                                                                  -------------
UNITED KINGDOM -- 9.14%
      85,000   UK Gilt Treasury, 7.00% due 11/06/01.............        142,062
     100,000   UKT Gilt, nts., 7.75% due 9/08/06................        179,933
      75,000   UKT Gilt, 9.50% due 10/25/04.....................        144,472
                                                                  -------------
                                                                        466,467
TOTAL GOVERNMENT BONDS
(Cost $2,102,591)...............................................      2,043,787
                                                                  -------------
U.S. GOVERNMENT SPONSORED -- 5.88%
     150,811   Federal Home Loan Mortgage Corp., 6.00% due
                   3/01/11......................................        148,748
     149,888   Federal National Mortgage Assn., 7.00% due
                   11/01/27.....................................        151,174
                                                                  -------------
TOTAL U.S. GOVERNMENT SPONSORED
(Cost $298,436).................................................        299,922
                                                                  -------------
U.S. GOVERNMENT SECURITIES -- 31.15%
               U.S. Treasury Notes
     550,000       5.625% due 11/30/98..........................        550,173
     350,000       6.25% due 10/31/01...........................        356,234
      75,000       6.25% due 6/30/02............................         76,547
     100,000       5.75% due 8/15/03............................        100,125
     115,000       6.50% due 8/15/05............................        120,031
     100,000       6.25% due 2/15/07............................        103,250
               U.S. Treasury Bond
     225,000       8.125% due 8/15/19...........................        281,672
                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $1,580,478)...............................................      1,588,032
                                                                  -------------
   SHARES      EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
     --------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.10%
               German Deutschmark
     250,000       6.5%, Jan 98 / 107.71........................          2,780
      90,000       6.5%, Dec 98 / 109.53........................          1,111
     175,000       6.5%, Dec 98 / 105.01........................          1,187
                                                                  -------------
TOTAL CALL OPTIONS PURCHASED
(Cost $3,083)...................................................          5,078
                                                                  -------------

PUT OPTIONS PURCHASED -- 0.10%
               Japanese Yen
     250,000       Dec 98 / 135.................................          4,950
                                                                  -------------
TOTAL PUT OPTIONS PURCHASED
(Cost $5,500)...................................................          4,950
                                                                  -------------

GLOBAL FIXED
INCOME (CONTINUED)

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.86%
$ 44,000   State Street Bank and Trust Co.,
               4.25% due 1/02/98
               (Collateralized by $46,177
               U.S. Treasury Notes,
               5.875% due 1/31/99)
               (Cost $44,000)...............................         44,000
                                                              -------------

TOTAL INVESTMENTS -- 96.13%
(Cost $4,938,583)...........................................   $  4,901,442
Other assets less liabilities -- 3.87%......................        197,423
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $10.09 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 505,179 shares outstanding).....................   $  5,098,865
                                                              -------------
                                                              -------------

FOR FEDERAL INCOME TAX PURPOSES, THE IDENTIFIED COST OF INVESTMENTS OWNED AT DECEMBER 31, 1997, WAS $4,938,583. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $37,141, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $22,932 AND UNREALIZED DEPRECIATION OF $60,073.
 *FACE AMOUNT OF FOREIGN BOND IS REFLECTED IN LOCAL CURRENCY WHILE MARKET VALUE
  IS REFLECTED IN U.S. DOLLARS.
**SECURITY IS HELD IN CONNECTION WITH OPEN COVERED CALL OPTION CONTRACTS.

MONEY
MARKET

STATEMENT OF NET ASSETS
DECEMBER 31, 1997

  FACE
 AMOUNT    DESCRIPTION                                        MARKET VALUE
 --------------------------------------------------------------------------
GOVERNMENT SPONSORED -- 98.84%
           Federal Home Loan Mortgage Corp. Discount Notes
$515,000       5.80% due 1/05/98............................   $    514,668
 300,000       5.52% due 1/27/98............................        298,804
 200,000       5.42% due 7/21/98............................        193,948
                                                              -------------

TOTAL GOVERNMENT SPONSORED
(Cost $1,007,420)...........................................      1,007,420
                                                              -------------

REPURCHASE AGREEMENT -- 1.18%
  12,000   State Street Bank and Trust Co.,
               4.25% due 1/02/98
               (Collateralized by $12,569
               U.S. Treasury Notes,
               10.75% due 2/15/03)
               (Cost $12,000)...............................         12,000
                                                              -------------

TOTAL INVESTMENTS -- 100.02%
(Cost $1,019,420)...........................................   $  1,019,420

Other assets less liabilities -- (0.02%)....................           (151)
                                                              -------------

TOTAL NET ASSETS -- 100.00%
(equivalent to $1.00 per share; 500,000,000
shares of $.001 par value capital shares
authorized; 1,019,269 shares outstanding)...................   $  1,019,269
                                                              -------------
                                                              -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES
December 31, 1997

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $2,563,304, $1,946,054,
    $2,015,905, $1,953,297, $1,979,569,
    $2,524,753, $2,005,631, $4,938,583,
    and $1,019,420, respectively)......  $       2,485,477  $       2,086,219  $       2,108,323
  Cash.................................             64,258             71,384                580
  Dividends receivable.................              1,283              1,436              2,820
  Interest receivable..................                 17                 --                  2
  Forward foreign currency contracts
    receivable.........................                 --                 --                 --
  Receivables for investments sold.....                 --              7,525             24,060
                                         -----------------  -----------------  -----------------
        Total assets...................          2,551,035          2,166,564          2,135,785
                                         -----------------  -----------------  -----------------
LIABILITIES AND NET ASSETS:
  Fees payable.........................              2,979              2,475              2,514
  Options written......................                 --                 --                 --
  Payable for investments purchased....            103,946              7,588             14,356
                                         -----------------  -----------------  -----------------
        Total liabilities..............            106,925             10,063             16,870
                                         -----------------  -----------------  -----------------
NET ASSETS.............................  $       2,444,110  $       2,156,501  $       2,118,915
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $       2,520,901  $       2,014,620  $       2,019,985
  Accumulated undistributed (over
    distributed) net investment
    income.............................              1,036                917                373
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................                 --                799              6,139
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................            (77,827)           140,165             92,418
                                         -----------------  -----------------  -----------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $       2,444,110  $       2,156,501  $       2,118,915
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

Capital shares, $.001 par value
  Authorized...........................        500,000,000        500,000,000        500,000,000
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
  Outstanding..........................            252,144            201,448            201,972
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
NET ASSET VALUE PER SHARE..............  $            9.69  $           10.71  $           10.49
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
16

                                          SMALL CAP       GROWTH                   INTERMEDIATE     GLOBAL        MONEY
                                            EQUITY       & INCOME      BALANCED    FIXED INCOME  FIXED INCOME     MARKET
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $2,563,304, $1,946,054,
    $2,015,905, $1,953,297, $1,979,569,
    $2,524,753, $2,005,631, $4,938,583,
    and $1,019,420, respectively)......  $  1,901,832  $  2,061,991  $  2,514,573  $  2,016,913  $  4,901,442  $  1,019,420
  Cash.................................        83,196        44,048        22,982           952         5,093           516
  Dividends receivable.................           868         3,504           386            --            --            --
  Interest receivable..................            --            --        16,925        22,345       100,124            12
  Forward foreign currency contracts
    receivable.........................            --            --            --            --       109,957            --
  Receivables for investments sold.....            --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total assets...................     1,985,896     2,109,543     2,554,866     2,040,210     5,116,616     1,019,948
                                         ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES AND NET ASSETS:
  Fees payable.........................         2,700         2,464         2,970         2,172         6,776           679
  Options written......................            --            --            --            --        10,975            --
  Payable for investments purchased....        23,450         5,935        34,198            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total liabilities..............        26,150         8,399        37,168         2,172        17,751           679
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS.............................  $  1,959,746  $  2,101,144  $  2,517,698  $  2,038,038  $  5,098,865  $  1,019,269
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $  2,016,120  $  2,017,638  $  2,526,689  $  2,025,600  $  5,052,217  $  1,019,269
  Accumulated undistributed (over
    distributed) net investment
    income.............................           748         1,084         1,189         1,173       (13,775)           --
  Accumulated undistributed net
    realized gain (loss) on sale of
    investments and foreign currency
    transactions.......................        (5,657)           --            --           (17)       (4,943)           --
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................       (51,465)       82,422       (10,180)       11,282        65,366            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $  1,959,746  $  2,101,144  $  2,517,698  $  2,038,038  $  5,098,865  $  1,019,269
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

Capital shares, $.001 par value
  Authorized...........................   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Outstanding..........................       201,621       201,751       252,689       202,552       505,179     1,019,269
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE PER SHARE..............  $       9.72  $      10.41  $       9.96  $      10.06  $      10.09  $       1.00
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

STATEMENTS
OF OPERATIONS
From November 13, 1997 (commencement) to December 31, 1997

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $           1,447  $           2,029  $           4,663
    Interest...........................              8,848              1,363              1,589
                                         -----------------  -----------------  -----------------
                                                    10,295              3,392              6,252
                                         -----------------  -----------------  -----------------
  Expenses (Note 2):
    Management fees....................              2,648              2,200              2,234
    Custody and accounting fees........              4,735              4,735              5,441
    Other expenses.....................              1,825              1,825              1,825
                                         -----------------  -----------------  -----------------
      Total expenses before
        reimbursement..................              9,208              8,760              9,500
      Less: expense reimbursement......             (6,229)            (6,285)            (6,986)
                                         -----------------  -----------------  -----------------
      Net expenses.....................              2,979              2,475              2,514
                                         -----------------  -----------------  -----------------
      Net investment income............              7,316                917              3,738
                                         -----------------  -----------------  -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
    Investment transactions............                 --                799              6,139
    Foreign currency transactions......                 --                 --                 --
                                         -----------------  -----------------  -----------------
      Net realized gain (loss) from
        investment and foreign currency
        transactions...................                 --                799              6,139
                                         -----------------  -----------------  -----------------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................            (77,827)           140,165             92,418
    Translation of assets and
      liabilities in foreign
      currencies.......................                 --                 --                 --
                                         -----------------  -----------------  -----------------
    Net unrealized appreciation
      (depreciation)...................            (77,827)           140,165             92,418
                                         -----------------  -----------------  -----------------
      Net gain (loss) on investments
        and foreign currencies.........            (77,827)           140,964             98,557
                                         -----------------  -----------------  -----------------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $         (70,511) $         141,881  $         102,295
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
18

                                                                                             GLOBAL
                                         SMALL CAP    GROWTH                 INTERMEDIATE     FIXED       MONEY
                                          EQUITY     & INCOME    BALANCED    FIXED INCOME    INCOME      MARKET
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $   2,085   $   5,484   $   3,663     $       --   $      --   $      --
    Interest...........................      1,363       1,082      15,066         16,826      42,612       7,826
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                             3,448       6,566      18,729         16,826      42,612       7,826
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Expenses (Note 2):
    Management fees....................      2,443       2,190       2,640          1,629       5,082         544
    Custody and accounting fees........      4,715       4,715       4,715          4,932       8,557       4,284
    Other expenses.....................      1,825       1,825       1,825          1,825       1,825       1,825
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Total expenses before
        reimbursement..................      8,983       8,730       9,180          8,386      15,464       6,653
      Less: expense reimbursement......     (6,283)     (6,266)     (6,210)        (6,214)     (8,688)     (5,974)
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net expenses.....................      2,700       2,464       2,970          2,172       6,776         679
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net investment income............        748       4,102      15,759         14,654      35,836       7,147
                                         ---------   ---------   ---------   ------------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
    Investment transactions............     (5,657)         --          --            (17)    (23,092)         --
    Foreign currency transactions......         --          --          --             --       8,635          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net realized gain (loss) from
        investment and foreign currency
        transactions...................     (5,657)         --          --            (17)    (14,457)         --
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Change in unrealized appreciation
    (depreciation) during the period
    from:
    Investments........................    (51,465)     82,422     (10,180)        11,282     (44,591)         --
    Translation of assets and
      liabilities in foreign
      currencies.......................         --          --          --             --     109,957          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
    Net unrealized appreciation
      (depreciation)...................    (51,465)     82,422     (10,180)        11,282      65,366          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net gain (loss) on investments
        and foreign currencies.........    (57,122)     82,422     (10,180)        11,265      50,909          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $ (56,374)  $  86,524   $   5,579     $   25,919   $  86,745   $   7,147
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                         ---------   ---------   ---------   ------------   ---------   ---------

STATEMENTS OF CHANGES
IN NET ASSETS
From November 13, 1997 (commencement) to December 31, 1997

                                          LARGE CAP    LARGE CAP     MID CAP
                                            VALUE       GROWTH       EQUITY
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $     7,316  $       917  $     3,738
  Net realized gain (loss) from
    investment and foreign currency
    transactions.......................           --          799        6,139
  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................      (77,827)     140,165       92,418
                                         -----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      (70,511)     141,881      102,295
DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income................       (6,280)          --       (3,365)
                                         -----------  -----------  -----------
    Total distributions to
      shareholders.....................       (6,280)          --       (3,365)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............    2,503,501    2,003,500    2,005,500
  Net asset value of shares issued for
    reinvestment of distributions......        6,280           --        3,365
                                         -----------  -----------  -----------
    Net increase from capital share
      transactions.....................    2,509,781    2,003,500    2,008,865
                                         -----------  -----------  -----------
      Total increase in net assets.....    2,432,990    2,145,381    2,107,795
NET ASSETS:
  Beginning of period..................       11,120       11,120       11,120
                                         -----------  -----------  -----------
  End of period (including
    undistributed (over distributed)
    net investment income of $1,036,
    $917, $373, $748, $1,084, $1,189,
    $1,173, ($13,775), and $0,
    respectively)......................  $ 2,444,110  $ 2,156,501  $ 2,118,915
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
*Shares issued and repurchased:
  Number of shares sold................      250,363      200,336      200,524
  Number of shares issued for
    reinvestment of distributions......          669           --          336
                                         -----------  -----------  -----------
    Net increase.......................      251,032      200,336      200,860
                                         -----------  -----------  -----------
                                         -----------  -----------  -----------
**Distributions to shareholders:
  Income dividends per share...........  $     0.025           --  $    0.0167

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
20

                                          SMALL CAP     GROWTH                  INTERMEDIATE       GLOBAL          MONEY
                                           EQUITY      & INCOME     BALANCED    FIXED INCOME    FIXED INCOME       MARKET
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income................  $       748  $     4,102  $    15,759   $     14,654    $     35,836   $      7,147
  Net realized gain (loss) from
    investment and foreign currency
    transactions.......................       (5,657)          --           --            (17)        (14,457)            --
  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign currency
    during the period..................      (51,465)      82,422      (10,180)        11,282          65,366             --
                                         -----------  -----------  -----------  -------------   -------------   ------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      (56,374)      86,524        5,579         25,919          86,745          7,147
DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income................           --       (3,018)     (14,570)       (13,481)        (40,097)        (7,147)
                                         -----------  -----------  -----------  -------------   -------------   ------------
    Total distributions to
      shareholders.....................           --       (3,018)     (14,570)       (13,481)        (40,097)        (7,147)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold............    2,005,000    2,003,500    2,500,999      2,001,000       5,001,000      1,001,011
  Net asset value of shares issued for
    reinvestment of distributions......           --        3,018       14,570         13,480          40,097          7,147
                                         -----------  -----------  -----------  -------------   -------------   ------------
    Net increase from capital share
      transactions.....................    2,005,000    2,006,518    2,515,569      2,014,480       5,041,097      1,008,158
                                         -----------  -----------  -----------  -------------   -------------   ------------
      Total increase in net assets.....    1,948,626    2,090,024    2,506,578      2,026,918       5,087,745      1,008,158
NET ASSETS:
  Beginning of period..................       11,120       11,120       11,120         11,120          11,120         11,111
                                         -----------  -----------  -----------  -------------   -------------   ------------
  End of period (including
    undistributed (over distributed)
    net investment income of $1,036,
    $917, $373, $748, $1,084, $1,189,
    $1,173, ($13,775), and $0,
    respectively)......................  $ 1,959,746  $ 2,101,144  $ 2,517,698   $  2,038,038    $  5,098,865   $  1,019,269
                                         -----------  -----------  -----------  -------------   -------------   ------------
                                         -----------  -----------  -----------  -------------   -------------   ------------
*Shares issued and repurchased:
  Number of shares sold................      200,509      200,341      250,101        200,100         500,101      1,001,011
  Number of shares issued for
    reinvestment of distributions......           --          298        1,476          1,340           3,966          7,147
                                         -----------  -----------  -----------  -------------   -------------   ------------
    Net increase.......................      200,509      200,639      251,577        201,440         504,067      1,008,158
                                         -----------  -----------  -----------  -------------   -------------   ------------
                                         -----------  -----------  -----------  -------------   -------------   ------------
**Distributions to shareholders:
  Income dividends per share...........           --  $     0.015  $     0.058   $      0.067    $       0.08   $      0.007

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company of the series type. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

B. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss of investments in the Statement of Operations.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Global Fixed Income Portfolio entered into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Foreign forward currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. EXPENSE LIMITATIONS -- Investors Mark Advisor, LLC, (the Advisor), has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of average daily net assets for Mid Cap Equity Portfolio, Large Cap Value Portfolio, Large Cap Growth Portfolio, Growth & Income Portfolio and Balanced Portfolio; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to shareholders after the expiration of 12 months from the date shares of the Fund were first offered to the public.

F. FEDERAL INCOME TAXES -- The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. ADVISORY FEES

Advisory fees were paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees payable as a percentage of average net assets.

PORTFOLIO                                ADVISORY FEE
-----------------------------------------------------
Large Cap Value........................       0.80%
Large Cap Growth.......................       0.80%
Mid Cap Equity.........................       0.80%
Small Cap Equity.......................       0.95%
Growth & Income........................       0.80%
Balanced...............................       0.80%
Intermediate Fixed Income..............       0.60%
Global Fixed Income....................       0.75%
Money Market...........................       0.40%

3. INVESTMENT TRANSACTIONS

Investment transactions for the period ended December 31, 1997, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                       PROCEEDS
PORTFOLIO                                 PURCHASES   FROM SALES
-------------------------------------------------------
Large Cap Value........................  $ 2,453,304  $        --
Large Cap Growth.......................    1,952,780        7,525
Mid Cap Equity.........................    2,260,050      269,284
Small Cap Equity.......................    2,113,797      154,844
Growth & Income........................    1,979,569           --
Balanced...............................    1,454,225           --
Intermediate Fixed Income..............    2,537,926      553,555
Global Fixed Income....................    5,980,769    1,094,042

4. OPTIONS WRITTEN
The following call options written were outstanding for the Global Fixed Income Portfolio as of December 31, 1997:

ISSUER (CURRENCY)/EXPIRATION DATE/       NUMBER OF
EXERCISE PRICE                           CONTRACTS    VALUE
-------------------------------------------------------
Italian Lira
BTPS/Jan 98/113.12.....................   2,350,000  $ 5,513
Japanese Yen/Dec 98/115.00.............       2,500    5,462
                                                     -------
Total (premiums received, $5,946)......              $10,975
                                                     -------
                                                     -------

There were no call options closed, expired or exercised during the period ended

December 31, 1997.

5. FORWARD FOREIGN CURRENCY CONTRACTS

Following is a summary of forward foreign currency contracts that were outstanding at December 31, 1997, for the Global Fixed Income Portfolio:

                                                         FOREIGN                         AMOUNT TO BE    NET UNREALIZED
                                         SETTLEMENT     CURRENCY        U.S. $ VALUE      RECEIVED IN     APPRECIATION
                                            DATE     TO BE DELIVERED   AS OF 12/31/97       U.S. $       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
German Deutschmark.....................      1/9/98         733,137      $   407,661      $   424,761       $  17,100
Australian Dollar......................     1/27/98         459,758          299,486          319,591          20,105
New Zealand Dollar.....................     1/28/98         427,750          247,950          266,916          18,966
Japanese Yen...........................      2/5/98      31,831,177          244,648          254,385           9,737
Swedish Krona..........................     2/12/98       1,033,680          130,776          137,622           6,846
Swedish Krona..........................     2/12/98         518,343           65,578           68,746           3,168
Italian Lira...........................     3/11/98     252,983,375          143,561          149,099           5,538
Danish Krone...........................      5/6/98       1,140,521          167,549          174,418           6,869
British Pound..........................     5/14/98         464,252          759,005          779,943          20,938
German Deutschmark.....................     5/29/98          93,000           52,116           53,378           1,262
Hong Kong Dollar.......................    12/29/98         497,817           60,991           60,600            (391)
Hong Kong Dollar.......................    12/30/98         328,004           40,181           40,000            (181)
                                                                       ---------------   -------------   ---------------
                                                                         $ 2,619,502      $ 2,729,459       $ 109,957
                                                                       ---------------   -------------   ---------------
                                                                       ---------------   -------------   ---------------

FINANCIAL
HIGHLIGHTS
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD FROM NOVEMBER 13, 1997 (COMMENCEMENT) TO DECEMBER 31, 1997

                                         LARGE CAP    LARGE CAP     MID CAP
                                           VALUE        GROWTH       EQUITY
-----------------------------------------------------------------------------
Net asset value, beginning of period...  $    10.00   $    10.00   $    10.00
                                         ----------   ----------   ----------
  Income from investment operations:
    Net investment income..............      0.0291       0.0046       0.0185
    Net gains or (losses) on securities
      (both realized and unrealized)...     (0.3141)      0.7054       0.4882
                                         ----------   ----------   ----------
  Total from investment operations.....     (0.2850)      0.7100       0.5067
                                         ----------   ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................     (0.0250)          --      (0.0167)
                                         ----------   ----------   ----------
  Total distributions..................     (0.0250)          --      (0.0167)
                                         ----------   ----------   ----------
Net asset value, end of period.........  $     9.69   $    10.71   $    10.49
                                         ----------   ----------   ----------
                                         ----------   ----------   ----------
Total return...........................       (2.86%)       7.10%        5.07%
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      2.4   $      2.2   $      2.1
Ratio of expenses to average net
  assets...............................        0.90%        0.90%        0.90%
Ratio of net investment income (loss)
  to average net assets................        2.21%        0.33%        1.34%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        2.78%        3.19%        3.40%
Ratio of net investment income to
  average net assets before voluntary
  expense reimbursement................        0.33%       (1.96%)      (1.16%)
Portfolio turnover rate................          --           --        13.11%
Average commission paid per equity
  share traded.........................  $   0.0576   $   0.1115   $   0.0219

PERFORMANCE RATIOS ARE ANNUALIZED, EXCEPT TOTAL RETURN.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
24

                                                                                INTERMEDIATE   GLOBAL
                                         SMALL CAP      GROWTH                    FIXED        FIXED        MONEY
                                           EQUITY      & INCOME     BALANCED      INCOME       INCOME       MARKET
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...  $    10.00   $    10.00   $    10.00   $    10.00   $    10.00   $     1.00
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Income from investment operations:
    Net investment income..............      0.0037       0.0204       0.0627       0.0728       0.0887       0.0071
    Net gains or (losses) on securities
      (both realized and unrealized)...     (0.2837)      0.4046      (0.0447)      0.0542       0.0813           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations.....     (0.2800)      0.4250       0.0180       0.1270       0.1700       0.0071
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from net investment
      income...........................          --      (0.0150)     (0.0580)     (0.0670)     (0.0800)     (0.0071)
                                         ----------   ----------   ----------   ----------   ----------   ----------
  Total distributions..................          --      (0.0150)     (0.0580)     (0.0670)     (0.0800)     (0.0071)
                                         ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.........  $     9.72   $    10.41   $     9.96   $    10.06   $    10.09   $     1.00
                                         ----------   ----------   ----------   ----------   ----------   ----------
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total return...........................       (2.80%)       4.25%        0.18%        1.27%        1.70%        0.71%
Ratios/Supplemental Data
Net assets, end of period (in
  millions)............................  $      2.0   $      2.1   $      2.5   $      2.0   $      5.1   $      1.0
Ratio of expenses to average net
  assets...............................        1.05%        0.90%        0.90%        0.80%        1.00%        0.50%
Ratio of net investment income (loss)
  to average net assets................        0.29%        1.50%        4.78%        5.40%        5.29%        5.26%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursement........................        3.49%        3.19%        2.78%        3.09%        2.28%        4.90%
Ratio of net investment income to
  average net assets before voluntary
  expense reimbursement................       (2.15%)      (0.79%)       2.90%        3.11%        4.01%        0.86%
Portfolio turnover rate................        8.35%          --           --        39.21%       25.39%          --
Average commission paid per equity
  share traded.........................  $   0.0842   $   0.0694   $   0.0502          n/a          n/a          n/a

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF INVESTORS MARK SERIES FUND, INC.

  We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Investors Mark Series Fund, Inc. (the
Fund) (comprised of the Large Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed Income and Money Market portfolios) as of December 31, 1997, the related statements of operations and changes in net assets, and financial highlights for the period from November 13, 1997 (commencement) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the period from November 13, 1997 (commencement) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                           [SIGNATURE]

Kansas City, Missouri
February 13, 1998

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF INVESTORS MARK SERIES FUND, INC. AND IS NOT TO BE CONSTRUED AS AN OFFERING OF
   THE SHARES OF THE FUND. SHARES OF THE FUND ARE OFFERED ONLY BY THE
   PROSPECTUS,     A COPY OF WHICH MAY BE OBTAINED FROM BUSINESS MEN'S
                         ASSURANCE COMPANY OF AMERICA.

                                                                              27